SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

BIG LAKE FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

Edwin E. Walpole, III
(Name of Persons(s) Filing Proxy Statement)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 21, 2002
INTRODUCTION
ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION

BIG LAKE FINANCIAL CORPORATION

March 1, 2002

TO THE SHAREHOLDERS OF
BIG LAKE FINANCIAL CORPORATION

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Big Lake Financial Corporation which will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 21, 2002 beginning at 4:00 P.M.

     At the 2002 Annual Meeting you will be asked to consider and vote upon the election of three directors to serve until the Annual Meeting of Shareholders in 2005 and one director to serve until the Annual Meeting of Shareholders in 2003. Shareholders also will consider and vote upon such other or further business as may properly come before the 2002 Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

Edwin E. Walpole, III Chairman of the Board

BIG LAKE FINANCIAL CORPORATION
1409 South Parrott Avenue
Okeechobee, FL 34974

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 21, 2002

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Big Lake Financial Corporation (the “Holding Corporation”) will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 21, 2002, at 4:00 P.M. (“2002 Annual Meeting”), for the following purposes:

     1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2005 and one director to serve until the Annual Meeting of Shareholders in 2003.

     2. Other Business. To transact such other or further business as may properly come before the 2002 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on February 28, 2002, are entitled to notice of and to vote at the 2002 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2002 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2002 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

March 1, 2002	Edwin E. Walpole, III Chairman of the Board

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2002 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
BIG LAKE FINANCIAL CORPORATION
TO BE HELD ON
MARCH 21, 2002

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Big Lake Financial Corporation (the “Holding Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation (“Holding Corporation Common Stock”) for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Thursday, March 21, 2002, and at any adjournment or postponement thereof (“2002 Annual Meeting”). The 2002 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2005 and one director to serve until the Annual Meeting of Shareholders in 2003, and (ii) transact such other or further business as may properly come before the 2002 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the 2002 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 1, 2002, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on March 1, 2002.

     The principal executive offices of the Holding Corporation are located at 1409 South Parrott Avenue, Okeechobee, FL 34974. The telephone number of the Holding Corporation at such offices is (863) 467-4663.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of the Holding Corporation has fixed the close of business on February 28, 2002, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the 2002 Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the 2002 Annual Meeting. At the close of business on such date, there were 543,889 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 555 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the 2002 Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on February 28, 2002. The affirmative vote of the holders of a majority of shares of Holding Corporation Common Stock represented and entitled to vote at the 2002 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2002 Annual Meeting and not revoked, will be voted at the 2002 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2002 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2002 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or

(iii) appearing in person at the 2002 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974, Attention: Joe G. Mullins.

     A copy of the 2001 Annual Report to Shareholders, including financial statements for the year ended December 31, 2001, accompanies this Proxy Statement.

ELECTION OF DIRECTORS

General

     The 2002 Annual Meeting is being held to elect three directors of the Holding Corporation to serve three-year terms of office and one director to serve a one-year term of office. The Board of Directors of the Holding Corporation is divided into three classes, with the terms of office of the classes ending in successive years. The three members of the Board whose terms expire at the 2002 Annual Meeting are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2005. The President and Chief Executive Officer of Big Lake National Bank is subject to election as a director of the Holding Corporation each year and, accordingly is standing for re-election to a one-year term expiring at the Annual Meeting of Shareholders in 2003.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his or her position and offices with the Holding Corporation other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on February 28, 2002. Each of the following individuals is also serving as a director of Big Lake National Bank (the “Bank”), which is wholly-owned subsidiary of the Holding Corporation (collectively, the “Company”). For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Nominee or Director		Amount, Percentage
Continuing in Office,		and Nature of
Year First Elected	Information About	Beneficial Ownership
a Director, Age and	Nominee or Director	of Holding Corporation
address of 5% shareholder	Continuing in Office	Common Stock(1)

NOMINEES FOR DIRECTOR

For Three-Year Term
Expiring Annual Meeting 2005

John W. Abney, Sr., 1986, 51	Owner, Abney & Abney Construction, Inc. (building contractor)	11,153 (2) 2.0506%

Mary Beth Cooper, 1986, 53	Homemaker	4,869 0.8964%

Edwin E. Walpole, III, 1986, 66 P. O. Box 1177 Okeechobee, FL 34973-1177	Chairman, President and Chief Executive Officer of the Holding Corporation; Chairman of the Board of Big Lake National Bank; Owner, of Walpole, Inc. (transportation company)	77,421(3) 14.2347%

For One-Year Term Expiring Annual Meeting Expiring Annual Meeting 2003

Joe G. Mullins, 1988, 62	Executive Vice President and Chief Administrative Officer of the Holding Corporation; President of Big Lake National Bank	17,264 3.1742%

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expires Annual Meeting 2003

Robert E. Coker, 2001, 43	Vice President of Community & Government Affairs, U.S. Sugar Corporation	1,633 0.3002%

Curtis S. Fry, 1997, 63 111 San Benito Clewiston, FL 33440	Owner, Fry Hardware Co. & Cane Brake Apts	42,335(4) 7.7838%

Thomas A. Smith, 1997, 65	Owner, LaBelle Plant World, Inc.	15,103(5) 2.7769%

Term Expires Annual Meeting 2004

John B. Boy, Jr., 1997, 48	Accountant/Owner, Boy, Miller, Kisker, & Perry, P.A	3,267(6) 0.6007%

H. Gilbert Culbreth, Jr., 1986, 56 P.O. Box 848 Okeechobee, FL 34973-0848	Owner, Gilbert Chevrolet Company, Inc.	54,134(7) 9.9531%

Bobby H. Tucker, 1993, 52	Tucker & Williams (real estate)	1,014(8) 0.1864%

(1)	Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names.
(2)	Includes 678 shares held in trust for his children, 620 shares held by a company owned by him and 9,855 shares held as trustee.
(3)	Includes 1,244 shares held by a company owned by him, 33,337 shares held by his individual retirement account, and 1,214 shares held jointly with his daughter.
(4)	Includes 2,646 shares held jointly with his daughters,19,081 held by a company owned by him, and 390 shares held jointly with his spouse. Mr. Fry is Ms. Cooper’s brother.
(5)	Includes 14,722 shares held jointly with his spouse, and 381 shares held jointly with his son.
(6)	Includes 3,267 shares held jointly with his spouse.
(7)	Includes 118 shares held jointly with his son, 7,625 shares held by a company owned by him, 13,070 shares held jointly with his spouse and 305 shares held jointly with his daughter.
(8)	Shares held jointly with spouse.

Information About the Board of Directors and Its Committees

     The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 2001. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation’s Board of Directors presently has two committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2001 follows:

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2001.

     The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit report. The Audit Committee also directs the activities of the internal audit function. The committee held four meetings during 2001.

     The Holding Corporation Board does not have a Compensation Committee since the Holding Corporation does not pay any compensation or benefits to officers and employees.

     Directors of the Holding Corporation are not paid any fees for meetings of the Holding Corporation. Directors of Big Lake National Bank are paid monthly fees of $700, with the Chairman of Big Lake National Bank receiving $800. Directors of Big Lake National Bank also are paid $150 for each committee meeting attended.

Executive Officers

     The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Name	Information About Executive Officer

Edwin E. Walpole, III, 66	Chairman of the Board, President and Chief Executive Officer of the Holding Corporation and Chairman of the Board of Big Lake National Bank; Owner, Walpole, Inc.

Joe G. Mullins, 62	Executive Vice President and Chief Administrative Officer of the Holding Corporation and President and Chief Executive Officer of Big Lake National Bank

Management and Principal Stock Ownership

     As of February 28, 2002, based on available information, all directors and executive officers of the Holding Corporation as a group (10 persons) beneficially owned 228,193 shares of Holding Corporation Common Stock which constituted 41.95% of the number of shares outstanding at that date.

     In addition to Messrs. Culbreth, Fry and Walpole, the following are the only individuals beneficially owning more than 5% of Holding Corporation Common Stock on February 28, 2002:

Name and Address	Amount - Nature of
of Owner	Beneficial Ownership	Percent of Class

Henry C. Kelly P. O. Box 176 Okeechobee, FL 34973-00176	41,118	7.5600%

Estate of Robert L. Mace c/o Michael Shiver, Pers. Rep. Post Office Box 2048 Belle Glade, FL 33430	43,074	7.9196%

Executive Compensation and Benefits

     The following table sets forth all cash compensation for the Holding Corporation’s Chairman, President and Chief Executive Officer and Chairman of the Board of Big Lake National Bank; and Executive Vice President and Chief Administrative Officer of the Holding Corporation and President and Chief Executive Officer of Big Lake National Bank for services to the Holding Corporation and the Bank in 2001.

SUMMARY COMPENSATION TABLE

					Long Term Compensation

	Annual Compensation				Awards		Payouts

Name
and				Other	Restricted Stock
Principal				Annual	Options/Award(s)		LTIP	All Other
Position	Year	Salary	Bonus	Compensation(1)	SARs		Payouts	Compensation

Edwin E. Walpole, III	2001	$-0-	$-0-	$14,000	-0-	-0-	-0-	$-0-
Chairman, President and	2000	$-0-	$-0-	$13,450	-0-	-0-	-0-	$-0-
Chief Executive Officer	1999	$-0-	$-0-	$9,800	-0-	-0-	-0-	$-0-
of the Holding Corporation and Chairman of the Board of Big Lake National Bank

Joe G. Mullins,	2001	$142,850	$-0-	$21,375	-0-	-0-	-0-	$-0-
Executive Vice	2000	$136,050	$-0-	$19,677	-0-	-0-	-0-	$-0-
President and Chief	1999	$133,350	$-0-	$16,802	-0-	-0-	-0-	$-0-
Administrative Officer of the Holding Corporation and President and Chief Executive Officer of Big Lake National Bank

(1)	Represents director fees, amounts contributed by Big Lake National Bank to Mr. Mullins’ account pursuant to the Big Lake National Bank Profit Sharing Plan, and amounts attributable to sick pay reimbursement (under a program available to all employees), and excess life insurance benefits.

     Employment Agreement. The Holding Corporation and the Bank have entered into an Employment Agreement with Joe G. Mullins. During 2001, an annual salary of $142,850 was paid to Mr. Mullins. The agreement includes provisions for the grant of stock options based upon agreed upon goals including return on average assets, and growth in average loans and deposits. The agreement is subject to annual renewal at the end of each year, and also is terminable by the Holding Corporation for cause, as defined in the agreement. Generally, the agreement also provides that the Executive cannot be employed in the banking business in Okeechobee County, Florida during the two year period following the termination of his employment as a result of his resignation (except following a Change in Ownership as defined in the agreement) or for cause. In the event a Change in Ownership occurs, stock options in the agreement will be deemed earned and if the Executive’s employment is terminated without cause within the one year period either before a Change in Ownership (or his duties are significantly reduced or his title changed) or following a Change in Ownership (subject to certain exceptions), he is entitled to receive a payment equal to one year salary, title to the automobile provided by the Bank to him, and a paid-up life insurance policy.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

Number of
			Securities	Value of
			Underlying	Unexercised
	Shares		Unexercised	in-the-Money
	Acquired		Options/SARs	Options/SARs
	on	Value	at FY-End (#)	at FY-End($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

Edwin E. Walpole, III	3,346	62,842	-0-/-0-	$-0-/$-0-
Joe G. Mullins	-0-	-0-	-0-/-0-	$-0-/$-0-

     Profit Sharing Plan. Big Lake National Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. Big Lake National Bank may contribute a percentage amount provided that only salary reductions up to 6% of compensation will be considered. Big Lake National Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by Big Lake National Bank vest based upon percentage amounts of 20% to 100% over three to seven years of service.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Company policy.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Company’s financial statements

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. The Committee took a number of steps in making this recommendation for Fiscal 2001. First, the Audit Committee discussed with the Company’s independent auditors for Fiscal 2001, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Company management and the auditors, the Company’s audited consolidated balance sheets at December 31, 2001 and 2000, and the related consolidated statements of operations and comprehensive income, cash flows and stockholders’ equity for each for the years in the two-year period ended December 31, 2001 and 2000. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-KSB include these financial statements.

Audit Committee

John B. Boy, Jr. H. Gilbert Culbreth, Jr. Curtis S. Fry Edwin E. Walpole, III

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of shareholders of the Holding Corporation intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2002, in order to be included in the Holding Corporation’s Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2001, all filing requirements applicable to reporting persons were met.

INDEPENDENT PUBLIC ACCOUNTANTS

     Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2002 until the latter part of 2002. Stevens, Powell & Company, P.A. (formerly Stevens, Sparks & Company, P.A.) has served as independent public accountants for the Holding Corporation and the Bank since 1992. The Board does not anticipate that a representative of Stevens, Powell & Company, P.A. will be present at the 2002 Annual Meeting.

Audit Fees

     The aggregate fees billed for professional services by Stevens, Powell & Company, P.A. in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Holding Corporation’s quarterly filings with the Securities and Exchange Commission were $68,800. In addition to fees billed for audit services and interim reviews of financial statements for 2001, Stevens, Powell & Company, P.A. billed the Company $4,975, which was substantially for tax-related services.

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the 2002 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of the Holding Corporation does not know of any matters to be brought before the 2002 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2002 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2001, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974, Attention: Joe G. Mullins.

PROXY CARD

REVOCABLE PROXY

BIG LAKE FINANCIAL CORPORATION

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON March 21, 2002.

     The undersigned hereby appoints Curtis S. Fry and Thomas A. Smith, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Big Lake Financial Corporation (the “Holding Corporation”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 21, 2002, at 4:00 P.M., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.     ELECTION OF DIRECTORS

FOR	AGAINST	ABSTAIN
☐	☐	☐	John W. Abney, Sr.
☐	☐	☐	Mary Beth Cooper
☐	☐	☐	Edwin E. Walpole, III
☐	☐	☐	Joe G. Mullins

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES	DATED:	, 2002

Signature	Signature if held jointly

Please print or type your name

☐ Please mark here if you intend to attend the 2002 Annual Meeting of Shareholders.

Please return your signed Proxy to:

Big Lake Financial Corporation
1409 South Parrott Avenue
Okeechobee, Florida 34974
Attn: Joe G. Mullins
Executive Vice President and Chief Administrative Officer